Exhibit 10.2

LONG ISLAND ICED TEA CORP.

Subscription Agreement

INSTRUCTIONS

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING. SIGNIFICANT OBLIGATIONS AND REPRESENTATIONS ARE CONTAINED IN THIS DOCUMENT.

Steps For All Investors

1.	Fill in your name and amount of investment on Page 3.

Additional Steps for Individual Investors

1.	Complete the requested information on Page 8.
2.	Sign Page 10.

Additional Steps for Entity Investors

1.	Complete the requested information on Page 9.
2.	Sign Page 10.
3.	If applicable, complete the information on Pages 11 and please sign as indicated thereon.

PLEASE DELIVER TWO EXECUTED COPIES OF THE SUBSCRIPTION AGREEMENT TO:

Long Island Iced Tea Corp.

116 Charlotte Avenue

Hicksville, NY 11801

THE SUBSCRIPTION PAYMENT MUST BE WIRED AS FOLLOWS:

Wire your funds to the following account, maintained by Long Island Iced Tea Corp.:

Bank Info: _______________

Bank Address: _______________

Routing No.: _______________

Account Name: _______________

Account No.: _______________

When you wire your funds, please notify _______________ at _______________.

Any questions you may have concerning these documents or the payment of your subscription amount should be directed to _______________ at _______________.

Print Name of Investor: _________________________

SUBSCRIPTION AGREEMENT

This Subscription Agreement (“Subscription Agreement”) is being used by Long Island Iced Tea Corp., a Delaware corporation (the “Company”), for a private placement (the “Offering”) of units (each a “Unit,” and together the “Units”) at a price of $4.00 per Unit on the terms contained in this Subscription Agreement. Each Unit consists of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and a three-year warrant to purchase one share of Common Stock at an exercise price of $6.00 per share, subject to adjustment as described therein (each a “Warrant,” and together the “Warrants”).

The above-named Investor hereby agrees as follows:

1. Subscription for Securities. Investor hereby subscribes for and agrees to purchase $_________ of Units of the Company at a purchase price of $4.00 per Unit, subject to the terms and conditions set forth in this Subscription Agreement. The Common Stock and Warrants comprising the Units will be issued separately. The Warrants issuable to Investor will be issued as a single warrant to purchase the applicable number of shares of Common Stock on substantially the terms and in substantially the form of Exhibit A.

2. Offering and Offering Period. The Units are being offered in a private placement in accordance with the terms set forth in this Subscription Agreement. The Company intends to offer up to 750,000 Units (or an aggregate of $3 million of Units). The Company’s officers, directors and affiliates shall be entitled to purchase Units in the Offering on the same terms as other Investors.

3. Investor Delivery of Documents and Payment. Investor has tendered to the Company two (2) completed and manually executed copies of this Subscription Agreement. Simultaneously with submitting this Subscription Agreement, the Investor is wiring the subscription amount in accordance with the directions on the cover sheet (or delivering evidence of any outstanding loans or advances being converted in this Offering).

4. Acceptance or Rejection of Subscription; Return of Unapplied Funds. The Company has the right to reject this subscription, in whole or in part, for any reason and at any time prior to a Closing (defined below). In the event of the rejection of this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall have no force or effect. The Units subscribed for herein will not be deemed issued to or owned by the Investor until one copy of this Subscription Agreement has been executed by the Investor and countersigned by the Company and the Closing (defined below) with respect to the Investor’s subscription has occurred.

5. Closing and Delivery of Securities. The Offering is being made on a “no minimum, no maximum, best efforts” basis. The closing (“Closing”) on an Investor’s investment may occur at any time, as determined by the Company, together with, or separate from, investments by other Investors. The Company may accept this Subscription Agreement and have a Closing for all or any portion of the Units subscribed for by executing a copy hereof as provided and notifying Investor of such acceptance.

6. Offering to Accredited Investors. The Offering is limited to “accredited investors” as defined in Section 2(15) of the Securities Act of 1933, as amended (“Securities Act”), and Rule 501(a) promulgated thereunder, and is being made without registration under the Securities Act in reliance upon the exemptions contained in Section 4(a)(2) of the Securities Act and applicable state securities laws; it being understood that for purposes of the qualifying under the $1,000,000 net worth test:

•	The Investor’s primary residence shall not be included as an asset;
•	Indebtedness that is secured by the Investor’s primary residence, up to the estimated fair market value of the primary residence as of the date of this Agreement, shall not be included as a liability (except that if the amount of such indebtedness outstanding as of such date exceeds the amount outstanding 60 days before such date, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and
•	Indebtedness that is secured by the Investor’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability.

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7. Investor Representations and Warranties.

7.1. No Right to Terminate. Investor is aware that Investor is not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith will survive an individual Investor’s death or disability. In order to induce the Company to issue and sell Units to Investor, Investor represents and warrants that the information relating to Investor stated herein is true and complete as of the date hereof and will be true and complete as of the date or dates on which Investor’s purchase of Units becomes effective. If, prior to the final consummation of the offer and sale of the Units, there should be any change in such information or any of such information becomes incorrect or incomplete, Investor agrees to notify the Company and supply the Company promptly with corrective information.

7.2. Information About the Company and the Units.

(a) The Company has made available to Investor a copy of the Company’s Final Prospectus, dated May 1, 2015, the Company’s Current Report on Form 8-K dated May 27, 2015, the Company’s Current Report on Form 8-K dated June 17, 2015, the Company’s Current Report on Form 8-K dated July 2, 2015 and the Company’s Current Report on Form 8-K dated July 27, 2015, as well as the other filings made by the Company pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended, as of the execution date of this Subscription Agreement (together the “Disclosure Documents”). Investor has read the Disclosure Documents, including the “Risk Factors” set forth in the Final Prospectus, together with this Subscription Agreement, and fully understands the information set forth therein and herein.

(b) Investor has been given access to full and complete information regarding the Company as Investor has requested and has utilized such access to Investor’s satisfaction for the purpose of verifying the information included herein and therein, and Investor has either met with or been given reasonable opportunity to meet with the individuals who will become the officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the Offering and the business of the Company and all such questions have been answered to Investor’s full satisfaction. Investor has also been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company. After reading of such information and materials, Investor understands that there is no assurance as to the future performance of the Units.

(c) Investor has received no representation or warranty from the Company or any of its officers, directors, equity holders, employees or agents in respect of Investor’s investment in the Units. Investor is not participating in the Offering as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

7.3. Speculative Investment. Investor is aware that the Units are a speculative investment that involve a high degree of risk and Investor may suffer the total loss of its investment. Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and have obtained, in Investor’s judgment, sufficient information to evaluate the merits and risks of an investment in the Units. Investor has not utilized any person as its purchaser representative (as defined in Regulation D) in connection with evaluating such merits and risks and has relied solely upon its own investigation in making a decision to invest in the Units. Investor has been urged to seek independent advice from its professional advisors relating to the suitability of an investment in the Units in view of its overall financial needs and with respect to the legal and tax implications of such investment. Investor believes that the investment in the Units is suitable for it based upon its investment objectives and financial needs, and Investor has adequate means for providing for its current financial needs and contingencies and has no need for liquidity with respect to its investment in the Units. The investment in the Units does not constitute a significant portion of Investor’s investment portfolio.

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7.4. Restrictions on Transfer. Investor understands that (i) the Units have not been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration and (ii) the Units cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states, or an exemption from such registration is available. Each certificate representing the Units will bear a restrictive legend relating to such restrictions. In addition, Investor understands that (x) no securities administrator of any state or the federal government has recommended or endorsed the Offering or made any finding or determination relating to the fairness of an investment in the Units and (y) the Company is relying on Investor’s representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws. Investor understands that the Company is under no obligation to register the Units or to assist Investor in complying with any exemption from such registration under the Securities Act or any state securities laws

7.5. Investment Representation. Investor is purchasing the Units for its own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the securities, nor with any present intention of selling or otherwise disposing of all or any part of the Units in violation of the Federal securities laws.

7.6. Entity Authority. If Investor is a corporation, partnership, company, trust, employee benefit plan, individual retirement account, Keogh plan or other tax-exempt entity, it is authorized and qualified to become an investor in the Units and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

7.7. No Offer Until Determination of Suitability. Investor acknowledges that any delivery to Investor of the documents relating to the Offering prior to the determination by the Company of Investor’s suitability will not constitute an offer of the Units until such determination of suitability is made.

7.8. For Florida Residents. The Units have not been registered under the Securities Act of 1933, as amended (“1933 Act”), or the Florida Securities and Investor Protection Act (“Florida Securities Act”), by reason of specific exemptions thereunder relating to the limited availability of the Offering. The Units cannot be sold, transferred or otherwise disposed of to any person or entity unless subsequently registered under the 1933 Act or the Florida Securities Act, if such registration is required. Pursuant to Section 517.061(11) of the Florida Securities Act, when sales are made to five (5) or more persons in Florida, any sale made pursuant to Subsection 517.061(11) of the Florida Securities Act will be voidable by such Florida purchaser either within three (3) days after the first tender of consideration is made by the purchaser to the issuer, an agent of the issuer, or an escrow agent, or within three (3) days after the availability of the privilege is communicated to such purchaser, whichever occurs later. In addition, as required by Section 517.061(11)(a)(3) of the Florida Securities Act and by Rule 69W-500.005(5)(a) thereunder, if Investor is a Florida resident Investor may have, at the offices of the Company, at any reasonable hour, after reasonable notice, access to the materials set forth in such Rule that the Company can obtain without unreasonable effort or expense.

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8. Registration Rights. If the Company proposes to register any of its Common Stock, including the Registrable Securities (as defined below) (other than in connection with registrations on Form S-4 or S-8 (or similar forms) promulgated by the SEC and any successor or similar forms), and the registration form to be used may be used for the registration of the Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to the Holders of the Registrable Securities and the holders of the Warrants exercisable for Registrable Securities (in any event within three Business Days after the filing of the registration statement relating to the Piggyback Registration), and, shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwritten offering) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after delivery of the Company’s notice, subject to the applicable rules and regulations of the U.S. Securities and Exchange Commission and to the Investor becoming party to any underwriting agreement, and agreeing to the terms of any lock-up restrictions imposed by the underwriters, in connection with any related underwritten offering. “Registrable Securities” means the shares of Common Stock issued as part of the Units and the shares of Common Stock issuable upon exercise of the Warrants.

9. Indemnification. Investor hereby agrees to indemnify and hold harmless the Company, its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Investor and contained herein or (b) arise out of or are based upon any breach by Investor of any representation, warranty or agreement made by Investor contained herein

10. Severability; Remedies. In the event any part or parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement are nevertheless binding with the same effect as though the void part or parts were deleted.

11. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof.

12. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

13. Benefit. Except as otherwise set forth herein, this Subscription Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

14. Notices. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and is sufficiently given if delivered to the addressees in person, by overnight courier service, facsimile, electronic transmission (including via email) or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy or other electronic transmission (including via email), in each case addressed to a party. All communications to Investor should be sent to Investor’s address on the signature page hereto. All communications to the Company should be sent to:

LONG ISLAND ICED TEA CORP.
116 Charlotte Avenue
Hicksville, NY 11801
Attention: Philip Thomas
Telephone: (917) 686-1298
Facsimile:
Email: pthomas@longislandteas.com

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15. Oral Evidence. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

16. Paragraph Headings. Paragraph headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

17. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Units.

[QUESTIONNAIRES AND SIGNATURE PAGES FOLLOW]

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INDIVIDUAL and JOINT INVESTORS – Complete All Information

Additional information may be requested

Investor’s Name:

Date of Birth:	SSN/Tax ID:

Co-Investor Name:

Date of Birth:	SSN/Tax ID:

Home Street Address:

City:	State:	Zip Code:

Mailing Street Address:

City:	State:	Zip Code:

Work Phone:	Home Phone:

E-Mail Address:

Do you believe you have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the Units?

☐ Yes ☐ No

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ENTITY INFORMATION – Complete All Information

Entity Name:

Tax ID:	State of Formation:

Company Street Address:

City:	State:	Zip Code:

Primary Contact:	Title:

Telephone Number:	Fax Number:

Email Address:

Do you believe you have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the Units?

☐ Yes ☐ No

Have you participated in other private placements? ☐ Yes ☐ No

Are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe? ☐ Yes ☐ No

Investment Objectives (Please select one): ☐ Speculation ☐ Growth ☐ Income ☐ Capital Preservation

Investor’s Information: Employer:

Title:	Type of Business:

Employer’s Address:

Income: Expected 2015:	Actual 2014:	Actual 2013:

Net Worth:	Total Value of Investments:

Co-Investor’s Information: Employer:

Title:	Type of Business:

Employer’s Address:

Income: Expected 2015:	Actual 2014:	Actual 2013:

Net Worth:	Total Value of Investments:

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ALL MUST COMPLETE

Accredited Investor Status*:

Please check one or more of the following definitions of “accredited investor,” if any, which applies to you. If none of the following applies to you, you may not qualify to take parting this offering.

☐	A Bank as defined in Section 3(a)(2) of the Act, or any savings association or institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, as amended (the “Act”).

☐	Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

☐	An insurance company as defined in Section 2(13) of the Act.

☐	Investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act.

☐	Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

☐	Plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

☐	Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in the Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the plan has assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

☐	A Private Business Development Company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or Partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

☐	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000. For purposes hereof net worth shall be deemed to include ALL of your assets, liquid or illiquid (including such items as home, furnishings, automobile and restricted securities) MINUS any liabilities (including such items as home mortgages and other debts and liabilities).

___________________________

* As defined in Rule 501(a) of Regulation D of the Securities Act.

☐

A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

For purposes hereof the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income.” For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

☐	A trust, with assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2) (ii) of Regulation D of the Act.

☐	Any entity in which all of the equity owners are Accredited Investors.

☐	A director or officer of the Company.

 SIGNATURE PAGE

I/We am(are) affirming that all the information contained herein is true and correct to the best of my/our knowledge and belief, including the attached schedule. If I am signing on behalf of an entity or trust I represent I have the authority to make investment decisions for the entity. I also understand that a background/credit check maybe conducted for the purposes of detecting and deterring money laundering.

Signature	Date

Print Name

Title (if applicable)

Signature	Date

Print Name

Title (if applicable)

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

LONG ISLAND ICED TEA CORP.

Name	Title:

Date

Additional Information

Trusts (Complete for all Trustees and Person who have Contributed Assets):

_________________________

Name

Please check the appropriate box:

☐ Trustee ☐ Contributed Assets

_________________________

Name

Please check the appropriate box:

☐ Trustee ☐ Contributed Assets

_________________________

Name

Please check the appropriate box:

☐ Trustee ☐ Contributed Assets